Filed Pursuant to Rule 497
File No. 333-192770

Fifth Street Finance Corp. Prices Public Offering
of $250 Million 4.875% Unsecured Notes Due 2019

WHITE PLAINS, NY, February 14, 2014 - Fifth Street Finance Corp. (NASDAQ:FSC) (“Fifth Street”) today announced that it priced a public offering of $250 million in aggregate principal amount of its 4.875% unsecured notes due 2019 (the “Notes”). The Notes will mature on March 1, 2019, and may be redeemed in whole or in part at Fifth Street’s option at any time or from time to time at par plus a “make-whole” premium. The Notes will bear interest at a rate of 4.875% per year payable semi-annually on March 1 and September 1 of each year, beginning September 1, 2014.
The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered on or about February 26, 2014.
Goldman, Sachs & Co., Morgan Stanley & Co. LLC, Barclays Capital Inc. and J.P. Morgan Securities LLC are acting as lead book-running managers for the offering. Deutsche Bank Securities Inc., RBC Capital Markets, LLC and UBS Securities LLC are acting as joint book-running managers, and KeyBanc Capital Markets Inc., Keefe, Bruyette & Woods, Inc., and SMBC Nikko Securities America, Inc. are acting as co-managers for the offering.
Fifth Street intends to use the net proceeds from this offering to repay debt outstanding under one or more of its credit facilities. However, through re-borrowing under its credit facilities, it intends to make investments in small and mid-sized companies in accordance with its investment objective and strategies described in the prospectus supplement and accompanying prospectus.
The offering is being made pursuant to Fifth Street’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering will be made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained from: Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282, tel: 866-471-2526, facsimile: 212-902-9316, or e-mail: prospectus-ny@ny.email.gs.com; Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department, tel: 866-718-1649 or prospectus@morganstanley.com; Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, tel: 888-603-5847, or e-mail Barclaysprospectus@broadridge.com; or J.P. Morgan Securities LLC, 383 Madison Ave, New York, NY 10179, Attn: Investment Grade Syndicate Desk, tel: 212-834-4533.
Investors are advised to carefully consider the investment objective, risks, charges and expenses of Fifth Street before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about Fifth Street and should be read carefully before investing.
This press release does not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of the securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Fifth Street Finance Corp.

Fifth Street is a specialty finance company that provides custom-tailored financing solutions to small and mid-sized companies, primarily in connection with investments by private equity sponsors. The company originates and invests in one-stop financings, first lien, second lien, mezzanine debt and equity co-investments. The company’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments. The company has elected to be regulated as a business development company and is externally managed by Fifth Street Management LLC. Named 2013 “Lender Firm of the Year” by The M&A Advisor, Fifth Street Management is an SEC-registered investment adviser and leading alternative asset manager with over $3 billion in assets under management. With a track record of more than 15 years, Fifth Street’s nationally recognized platform has the ability to hold loans up to $150 million, commit up to $250 million and structure and syndicate transactions up to $500 million. Fifth Street’s website can be found at fsc.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this press release, and you should not consider that information to be part of this press release.
Forward-Looking Statements
This press release contains certain forward-looking statements, including statements with regard to Fifth Street’s securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “intends,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of Fifth Street, including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and other matters set forth in Fifth Street’s prospectus supplement and accompanying prospectus. Fifth Street undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
CONTACT

Investor Contact:
Dean Choksi, Executive Director of Finance & Head of Investor Relations
Fifth Street Finance Corp.
(914) 286-6855
dchoksi@fifthstreetfinance.com

Media Contact:
Nick Rust
Prosek Partners
(212) 279-3115 ext. 252
pro-fifthstreet@prosek.com